                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported): February 15, 2002

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                            METRO-GOLDWYN-MAYER INC.
             (Exact name of registrant as specified in its charter)



        DELAWARE                        1-13481                  95-4605850
(State or other jurisdiction          (Commission              (I.R.S. Employer
of incorporation or organization)     File Number)           Identification No.)



         2500 Broadway Street, Santa Monica, CA                  90404
        (Address of Principal Executive Offices)              (Zip Code)

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                                 (310) 449-3000
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              (Registrant's telephone number, including area code)

                                      None
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         (Former Name or Former Address, if Changed Since Last Report.)

Item 5.  Other Events

     Attached hereto as Exhibit 5 is the opinion of Jay Rakow, Senior Executive Vice President and General Counsel of Metro-Goldwyn-Mayer Inc. with respect to the validity of the issuance of 364,287 shares of common stock sold pursuant to the Company's shelf Registration Statement on Form S-3 (File No. 333-82775) and the Company's prospectus supplement dated February 15, 2002.

Item 7.  Exhibits


     5     Opinion of Jay Rakow, Senior Executive Vice President and General
           Counsel

     23.1 Consent of Jay Rakow, Senior Executive Vice President and General Counsel (set forth as part of Exhibit 5)

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  METRO-GOLDWYN-MAYER INC.



Date: February 15, 2002           By: /s/ WILLIAM A. JONES
                                      Name: William A. Jones
                                      Title: Senior Executive Vice President
                                             and Secretary